Exhibit 99.2

Supplemental Information

September 30, 2008

Supplemental Information

Table of Contents

September 30, 2008

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 36, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is unaudited. In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and other risks listed at the end of our third quarter earnings press release and detailed from time to time in the Company’s SEC reports. Highwoods assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This supplemental also includes non-GAAP financial measures, such as Funds From Operations (FFO) and net operating income (NOI). Definitions of FFO and NOI and an explanation of management’s view of the usefulness and risks of FFO and NOI can be found toward the end of the third quarter earnings press release.

Highwoods Properties, Inc.	TOC	9/30/08

Summary

Amounts in thousands, except per share amounts

	Three Months Ended
	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07
Shares and units:
Common shares outstanding at end of period	63,545	57,632	57,309	57,167	57,158
Common units outstanding at end of period	3,906	3,933	3,951	4,057	4,059
Weighted average common shares outstanding - basic	58,497	56,940	56,729	56,640	56,628
Weighted average common shares outstanding - diluted	62,938	61,492	61,050	61,347	61,396

Share price:

At end of period	$35.56	$31.42	$31.07	$29.38	$36.67
High close during period	37.94	37.38	32.34	38.26	39.01
Low close during period	29.88	31.42	26.67	28.89	32.09

Financial information:

Land sale gains, net of (impairments)	$1,727	$89	$—	$(419)	$(564)
Lease termination income	436	26	1,900	840	259
Straight line rental income	967	1,892	2,404	4,048	908
Capitalized interest	2,106	2,221	2,585	2,489	2,742
Impairments on depreciable properties	—	—	—	—	(384)
Gains on sales of depreciable properties	3,155	5,045	3,726	8,623	8,064

Funds from operations per share - diluted	$0.71	$0.69	$0.71	$0.65	$0.59

Funds from operations per share - diluted, excluding certain items 1/	$0.71	$0.69	$0.71	$0.65	$0.61

Wholly - owned property information:

In-Service rentable square feet:
Office	19,416	19,416	19,565	19,260	19,003
Industrial	6,049	6,299	6,036	6,036	5,942
Retail	1,342	1,343	1,314	1,317	1,318

Total	26,807	27,058	26,915	26,613	26,263

In-Service occupancy:
Office	90.3%	90.8%	90.4%	91.1%	89.7%
Industrial	95.2%	91.4%	91.0%	94.2%	91.4%
Retail	93.6%	93.5%	92.9%	94.9%	94.4%

Total	91.6%	91.1%	90.7%	92.0%	90.4%

1/	Excludes impairments on depreciable assets and preferred stock redemption/repurchase charges.

Highwoods Properties, Inc.	i	9/30/08

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Credit Suisse - North America
Gene H. Anderson	Steven Benyik - 212-538-0239
Kay N. Callison
Edward J. Fritsch	Citigroup Global Markets
Lawrence S. Kaplan	Michael Bilerman - 212-816-1383
Sherry A. Kellett
L. Glenn Orr Jr.	Deutsche Banc Securities
O. Temple Sloan Jr., Chairman	Lou Taylor - 212-469-4912

Corporate Officers	Friedman, Billings, Ramsey & Co., Inc.
Wilkes Graham - 703-312-9737
Edward J. Fritsch
President, Chief Executive Officer and Director	Green Street Advisors
Cedric Lachance - 949-640-8780
Michael E. Harris
Executive Vice President and Chief Operating Officer	RW Baird
Chris Lucas - 703-821-5780
Terry L. Stevens
Senior Vice President, Chief Financial Officer	Stifel Nicolaus
John Guinee - 443-224-1307
Daniel L. Clemmens	Erin Aslakson - 443-224-1350
Vice President, Chief Accounting Officer
UBS Securities
S. Hugh Esleeck	Jamie Feldman - 212-713-4932
Treasurer
Wachovia Securities
Peter T. Jardine	Chris Haley - 443-263-6773
Vice President, Corporate Marketing

Carman J. Liuzzo
Vice President, Investments

Art H. McCann
Chief Information Officer

Jeffrey D. Miller
Vice President, General Counsel and
Secretary

Kevin E. Penn
Vice President, Strategy

Michael D. Starchville
Vice President, Asset Management

Tabitha N. Zane
Vice President, Investor Relations and
Corporate Communications

Highwoods Properties, Inc.	ii	9/30/08

Corporate Information

Divisional Officers	Corporate Headquarters
Highwoods Properties, Inc.
Atlanta/Piedmont Triad	3100 Smoketree Court, Suite 600
Gene H. Anderson - Senior Vice President	Raleigh, NC 27604
919-872-4924
Atlanta, GA
James V. Bacchetta, Vice President	Stock Exchange
NYSE Trading Symbol: HIW
Piedmont Triad, NC
E. F. “Rick” Dehnert, Vice President	Investor Relations Contact
Tabitha Zane
Orlando/Tampa	Vice President, Investor Relations and Corporate Communications
Michael F. Beale - Senior Vice President	Phone: 919-431-1529
Fax: 919-431-1439
Orlando, FL	E-mail: tabitha.zane@highwoods.com
Michael F. Beale, Senior Vice President

Information Request
Tampa, FL	To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:
Daniel E. Woodward, Vice President

Raleigh	Phone: 919-431-1529
Raleigh, NC	Email: HIW-IR@highwoods.com
Thomas “Skip” Hill, Vice President
The Company

Richmond

Richmond, VA

Paul W. Kreckman, Vice President

Nashville/Memphis/Greenville

W. Brian Reames - Senior Vice President

Nashville, TN and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Glenn E. Stephenson, VP of Retail Operations

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of September 30, 2008, the Company owned or had an interest in 383 in-service office, industrial and retail properties encompassing approximately 34.8 million square feet. Highwoods also wholly-owned 619 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Mississippi, Missouri, North Carolina, South Carolina, Tennessee, and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

Highwoods Properties, Inc.	iii	9/30/08

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/08	09/30/07	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07
Rental and other revenues	$346,154	$318,188	$116,207	$115,853	$114,094	$113,803	$107,580

Operating expenses:
Rental property and other expenses	122,591	113,909	42,165	41,572	38,854	40,782	38,682
Depreciation and amortization	94,359	90,476	32,109	31,365	30,885	30,471	31,891
Impairment of assets held for use	—	789	—	—	—	—	789
General and administrative	29,362	31,428	8,885	10,766	9,711	10,142	9,649

Total operating expenses	246,312	236,602	83,159	83,703	79,450	81,395	81,011

Interest expenses:
Contractual	69,803	69,514	22,995	23,345	23,463	24,478	23,728
Amortization of deferred financing costs	2,038	1,791	714	686	638	624	616
Financing obligations	2,287	2,968	783	764	740	962	981

	74,128	74,273	24,492	24,795	24,841	26,064	25,325

Other income:
Interest and other income	3,425	5,094	1,019	1,604	802	1,303	1,469

	3,425	5,094	1,019	1,604	802	1,303	1,469

Income before disposition of property, insurance gain, minority interest and equity in earnings of unconsolidated affiliates	29,139	12,407	9,575	8,959	10,605	7,647	2,713
Gains on disposition of property, net	1,852	20,372	1,745	107	—	190	1,288
Gain from property insurance settlement	—	4,128	—	—	—	—	—
Minority interest	(2,313)	(3,202)	(813)	(679)	(821)	(455)	(262)
Equity in earnings of unconsolidated affiliates	4,723	12,930	1,214	1,520	1,989	180	1,207

Income from continuing operations	33,401	46,635	11,721	9,907	11,773	7,562	4,946
Discontinued operations:
Income from discontinued operations, net of minority interest	811	2,646	50	374	387	417	846
Net gains on sales of discontinued operations, net of minority interest	11,125	24,533	2,940	4,702	3,483	7,479	6,175
Release of FASB FIN 48 tax liability	—	1,473	—	—	—	—	1,473

	11,936	28,652	2,990	5,076	3,870	7,896	8,494

Net income	45,337	75,287	14,711	14,983	15,643	15,458	13,440
Dividends on preferred stock	(8,127)	(10,639)	(2,451)	(2,838)	(2,838)	(2,838)	(2,680)
Excess of preferred stock redemption cost over carrying value	(108)	(2,285)	(108)	—	—	—	(842)

Net income available for common stockholders	$37,102	$62,363	$12,152	$12,145	$12,805	$12,620	$9,918

Net income per common share - diluted:
Income from continuing operations	$0.43	$0.59	$0.16	$0.12	$0.15	$0.08	$0.02
Income from discontinued operations	0.21	0.50	0.05	0.09	0.07	0.14	0.15

Net income	$0.64	$1.09	$0.21	$0.21	$0.22	$0.22	$0.17

Weighted average common shares outstanding - diluted	61,865	61,611	62,938	61,492	61,050	61,347	61,396

Dividends declared and paid per common share	$1.275	$1.275	$0.425	$0.425	$0.425	$0.425	$0.425

Highwoods Properties, Inc.	1	9/30/08

Statement of Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/08	09/30/07	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07
Funds from operations:
Net income	$45,337	$75,287	$14,711	$14,983	$15,643	$15,458	$13,440
Dividends to preferred stockholders	(8,127)	(10,639)	(2,451)	(2,838)	(2,838)	(2,838)	(2,680)
Excess of preferred stock redemption cost over carrying value	(108)	(2,285)	(108)	—	—	—	(842)

Net income available for common stockholders	37,102	62,363	12,152	12,145	12,805	12,620	9,918
Add/(deduct):
Depreciation and amortization of real estate assets	92,887	88,634	31,639	30,920	30,328	29,895	31,294
(Gains) on disposition of depreciable properties	(36)	(3,343)	(18)	(18)	—	(609)	(1,063)
Minority interest from the Operating Partnership in income from continuing operations	1,723	2,684	612	488	623	294	92
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	9,466	8,851	3,136	3,395	2,935	4,587	3,107
(Gains) on disposition of depreciable properties	—	(7,158)	—	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	233	2,481	—	9	224	436	773
(Gains) on disposition of depreciable properties	(11,890)	(26,847)	(3,137)	(5,027)	(3,726)	(8,014)	(7,001)
Release of FASB FIN 48 tax liability	—	(1,473)	—	—	—	—	(1,473)
Minority interest in income from discontinued operations	821	2,127	200	351	270	566	502

Funds from operations	$130,306	$128,319	$44,584	$42,263	$43,459	$39,775	$36,149

Funds from operations per share - diluted
Net income available for common stockholders	$0.64	$1.09	$0.21	$0.21	$0.22	$0.22	$0.17
Add/(deduct):
Depreciation and amortization of real estate assets	1.50	1.44	0.50	0.50	0.50	0.49	0.51
(Gains) on disposition of depreciable properties	—	(0.05)	—	—	—	(0.01)	(0.02)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.16	0.14	0.05	0.06	0.05	0.07	0.05
(Gains) on disposition of depreciable properties	—	(0.12)	—	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	—	0.04	—	—	—	0.01	0.01
(Gains) on disposition of depreciable properties	(0.19)	(0.44)	(0.05)	(0.08)	(0.06)	(0.13)	(0.11)
Release of FASB FIN 48 tax liability	—	(0.02)	—	—	—	—	(0.02)

Funds from operations	$2.11	$2.08	$0.71	$0.69	$0.71	$0.65	$0.59

Weighted average shares outstanding—diluted	61,865	61,611	62,938	61,492	61,050	61,347	61,396

Additional information: 1/
Funds from operations, excluding certain items 2/	$130,414	$130,988	$44,692	$42,263	$43,459	$39,775	$37,375

Funds from operations per share, excluding certain items 2/	$2.11	$2.13	$0.71	$0.69	$0.71	$0.65	$0.61

Straight line rental income	$(5,263)
Amortization of lease incentives	783
Depreciation of non-real estate assets	1,004
Ground lease straight line rent	127
Amortization of stock-based compensation	5,285
Amortization of deferred financing costs	2,038
Amortization of accumulated other comprehensive loss	174
Harborview non-cash FMV charge	(105)

Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(9,580)
2nd generation tenant improvements	(20,332)
2nd generation lease commissions	(8,882)
Common dividends and unit distributions paid	(78,290)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to September 30, 2008.

Highwoods Properties, Inc.	2	9/30/08

Consolidated Balance Sheets

Dollars in thousands

	09/30/08	12/31/07
Assets:
Real estate assets, at cost:
Land	$360,496	$357,841
Buildings and tenant improvements	2,824,695	2,708,989
Development in process	79,354	101,661
Land held for development	100,271	103,365

	3,364,816	3,271,856
Less-accumulated depreciation	(700,517)	(649,765)

Net real estate assets	2,664,299	2,622,091
Real estate and other assets, net, held for sale	8,607	10,466
Cash and cash equivalents	13,667	3,140
Restricted cash	8,940	15,896
Accounts receivable, net	23,755	23,521
Notes receivable, net	3,660	5,226
Accrued straight-line rents receivable, net	79,505	74,427
Investment in unconsolidated affiliates	68,470	58,046
Deferred financing and leasing costs, net	73,224	72,188
Prepaid expenses and other assets	40,345	41,954

Total Assets	$2,984,472	$2,926,955

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,588,954	$1,641,987
Accounts payable, accrued expenses and other liabilities	150,862	157,766
Financing obligations	35,195	35,071

Total Liabilities	1,775,011	1,834,824
Minority interest	70,289	70,098
Stockholders’ Equity:
Preferred stock	81,592	135,437
Common stock	635	572
Additional paid-in capital	1,656,516	1,448,055
Distributions in excess of net earnings	(597,254)	(561,093)
Accumulated other comprehensive loss	(2,317)	(938)

Total Stockholders’ Equity	1,139,172	1,022,033

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,984,472	$2,926,955

Highwoods Properties, Inc.	3	9/30/08

Estimated Net Asset Value Ranges

As Released on February 12, 2008 — See Note Below

Dollars in thousands, except per share amounts

Note: The purpose of providing the following information at the beginning of each year is to enable readers to derive their own estimate of net asset value. The Company updates this information annually based on management’s assumptions regarding estimated capitalization rates and projected current year net operating income as of the date of initial publication (current year being February 12, 2008) and will not be updated to reflect any facts, circumstances or changes in financial, operating or capitalization rate assumptions that may occur during the year. This information is not intended to be an asset-by-asset or enterprise valuation.

NOI Cap Rates:
Office	7.00%	7.25%	7.50%
Retail	5.50%	5.75%	6.00%
Industrial/Other	7.25%	7.50%	7.75%
Consolidated Properties Projected 2008 Net Operating Income 1/ 3/
Office	$220,168	$220,168	$220,168
Retail	29,634	29,634	29,634
Industrial/Other	22,176	22,176	22,176

Total	$271,978	$271,978	$271,978
Consolidated Properties Capitalized Value
Office	$3,145,257	$3,036,800	$2,935,573
Retail	538,800	515,374	493,900
Industrial/Other	305,876	295,680	286,142

Total	$3,989,933	$3,847,854	$3,715,615

Highwoods’ Share of Unconsolidated Joint Ventures
Projected 2008 net operating income	$30,584	$30,584	$30,584
Capitalization rates	7.00%	7.25%	7.50%

Capitalized value	$436,914	$421,848	$407,787

Total In-Service Property Value	$4,426,847	$4,269,702	$4,123,402

Value of Other income
Development, leasing and management fees	$4,773	$4,773	$4,773
Capitalization rate	20%	20%	20%

Value of other income	$23,867	$23,867	$23,867

Add Other assets:
Development pipeline investment at 135% of cost 2/	$249,230	$249,230	$249,230
Assets not fairly valued by capitalized NOI valuation method 3/	204,698	204,698	204,698
Property held for sale at net sales price	10,674	10,674	10,674
Land held for development at market value	138,013	138,013	138,013
Cash and cash equivalents	3,140	3,140	3,140
Restricted cash	15,896	15,896	15,896
Accounts receivable, net	23,521	23,521	23,521
Notes receivable and prepaid expenses	47,180	47,180	47,180

Total	$692,352	$692,352	$692,352

Gross Value of Assets	$5,143,066	$4,985,920	$4,839,620

Deductions:
Total liabilities	$155,779	$155,779	$155,779
Mortgages and notes payable	1,641,987	1,641,987	1,641,987
Market value of debt adjustment	(9,065)	(9,065)	(9,065)
Minority interest adjustment 4/	41,280	41,280	41,280
Preferred stock, at liquidation value	135,437	135,437	135,437
Highwoods’ share of unconsolidated joint ventures liabilities	246,814	246,814	246,814

Estimated Net Asset Value	$2,930,834	$2,773,689	$2,627,388

Estimated diluted common shares and common units for 2008	61,425	61,425	61,425

Estimated Net Asset Value Per Share	$47.71	$45.16	$42.77

1/	NOI excludes straight line income, lease termination fee income, NOI related to completed not stabilized developments, and NOI related to assets undervalued by capitalized NOI method.
2/	Represents average increase in value based on projected development yields on cost compared to projected market valuations.
3/	Consolidated Properties NOI is adjusted to eliminate the net NOI for properties for which a NOI capitalization approach is not appropriate. For these assets, an alternative methodology has been applied.
4/	Represents adjustment to reflect the minority interest in the fair value of our consolidated joint ventures.

Highwoods Properties, Inc.	4	9/30/08

Components of Discontinued Operations

Dollars in thousands

	Nine Months Ended		Three Months Ended
	09/30/08	09/30/07	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07
Rental and other revenues	$1,936	$10,147	$70	$674	$1,192	$2,005	$3,285

Operating expenses:
Rental property and other expenses	839	4,846	17	266	556	1,143	1,610
Depreciation and amortization	233	2,481	—	9	224	436	773
General and administrative	—	—	—	—	—	—	—

Total operating expenses	1,072	7,327	17	275	780	1,579	2,383

Other income	3	23	—	1	2	22	4

Income before minority interest and gains on sales of discontinued operations	867	2,843	53	400	414	448	906
Minority interest in discontinued operations	(56)	(197)	(3)	(26)	(27)	(31)	(60)

Income from discontinued operations before gains on sales of discontinued operations	811	2,646	50	374	387	417	846

Net gains on sales of discontinued operations	11,890	26,463	3,137	5,027	3,726	8,014	6,617
Minority interest in discontinued operations	(765)	(1,930)	(197)	(325)	(243)	(535)	(442)

Net gains on sales of discontinued operations, net of minority interest	11,125	24,533	2,940	4,702	3,483	7,479	6,175

Net income from discontinued operations before release of FASB FIN 48 tax liability	11,936	27,179	2,990	5,076	3,870	7,896	7,021

Release of FASB FIN 48 tax liability	—	1,473	—	—	—	—	1,473

Net income from discontinued operations	$11,936	$28,652	$2,990	$5,076	$3,870	$7,896	$8,494

Highwoods Properties, Inc.	5	9/30/08

Capitalization

Dollars, shares, and units in thousands

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Long-Term Debt (see pages 7 & 8):	$1,588,954	$1,732,082	$1,703,238	$1,641,987	$1,601,474

Financing Obligations:	$35,195	$35,145	$35,296	$35,071	$34,919

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$29,092	$82,937	$82,937	$82,937	$82,937
Series B 8% Perpetual Preferred Stock	52,500	52,500	52,500	52,500	52,500

Total preferred stock	$81,592	$135,437	$135,437	$135,437	$135,437

Common Shares and Units Outstanding:
Common stock outstanding	63,545	57,632	57,309	57,167	57,158
Minority interest partnership units	3,906	3,933	3,951	4,057	4,059

Total common shares and units outstanding	67,451	61,565	61,260	61,224	61,217

Stock price at period end	$35.56	$31.42	$31.07	$29.38	$36.67

Market value of common equity	$2,398,558	$1,934,372	$1,903,348	$1,798,761	$2,244,827

Total market capitalization with debt and obligations	$4,104,299	$3,837,036	$3,777,319	$3,611,256	$4,016,657

See pages 30 to 36 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	6	9/30/08

Long-Term Debt Summary

Dollars in thousands

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Balances Outstanding:
Secured:
Conventional fixed rate 1/	$638,032	$640,557	$643,041	$645,500	$657,408
Variable rate debt	31,954	47,087	26,890	19,811	11,920

Secured total	669,986	687,644	669,931	665,311	669,328

Unsecured:
Fixed rate bonds and notes	648,968	648,938	648,907	748,876	748,846
Bank term loan	137,500	137,500	137,500	—	—
Credit facility	132,500	258,000	246,900	227,800	183,300

Unsecured total	918,968	1,044,438	1,033,307	976,676	932,146

Total	$1,588,954	$1,732,082	$1,703,238	$1,641,987	$1,601,474

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.62%	6.61%	6.62%	6.62%	6.63%
Variable rate debt	3.94%	4.01%	4.34%	6.61%	7.02%

Secured total	6.49%	6.44%	6.50%	6.62%	6.64%

Unsecured:
Fixed rate bonds	6.53%	6.53%	6.53%	6.61%	6.61%
Bank term loan	4.38%	3.53%	3.71%	—	—
Credit facility	4.02%	3.43%	3.65%	5.80%	6.32%

Unsecured total	5.85%	5.37%	5.47%	6.42%	6.56%

Average	6.12%	5.79%	5.88%	6.50%	6.59%

Maturity Schedule:

	Future Maturities of Debt		Total Debt 2/	Average Interest Rate
Year	Secured Debt 2/	Unsecured Debt
2008	$—	$—	$—	—
2009	147,051	182,500	329,551	6.07%
2010	9,424	—	9,424	4.06%
2011	—	137,500	137,500	4.38%
2012	212,428	—	212,428	6.95%
2013	264,258	—	264,258	5.90%
2014	36,825	—	36,825	5.79%
2015	—	—	—	—
2016	—	—	—	—
2017	—	398,968	398,968	5.85%
2018	—	200,000	200,000	7.50%

Total maturities	$669,986	$918,968	$1,588,954	6.12%

Weighted average maturity = 5.3 years

1/	Includes a $22.4 million loan related to a consolidated 20% owned joint venture (Harborview) and $36.8 million in loans at September 30, 2008 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.

Highwoods Properties, Inc.	7	9/30/08

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 9/30/08	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$190,000	$301,318
Northwestern Mutual	6.03%	Mar-13	133,854	183,134
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	119,156	213,865
Monumental Life Ins. Co. 2/	7.77%	Nov-09	78,632	200,232
Monumental Life Ins. Co. 2/	7.87%	Nov-09	40,421
Metropolitan Life Ins. Co. 3/	6.06%	Oct-12	22,428	39,066
Royal Bank of Canada 4/	3.89%	Dec-09	22,530	34,004
Principal Life Insurance Company 5/	5.79%	Jan-14	11,289	14,408
Principal Life Insurance Company 5/	5.79%	Jan-14	11,289	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,562
Principal Life Insurance Company 5/	5.74%	Jan-14	8,901	14,154
Principal Life Insurance Company 5/	5.89%	Jan-14	5,346	7,514
PNC/Regions/Union Bank of California/U.S. Bank 6/	4.06%	Dec-10	9,424	11,644
Lutheran Brotherhood	6.75%	Apr-09	3,591	7,989
Security Life of Denver	8.85%	Aug-09	1,877	9,558
American United Life	9.00%	Jun-13	686	3,344

	6.49%		669,986	$1,059,011

Unsecured Bonds
Bonds	5.85%	Mar-17	398,968
Bonds	7.50%	Apr-18	200,000
Bonds	8.13%	Jan-09	50,000

	6.53%		648,968

Unsecured Loans
Credit facility 4/	4.38%	May-09	132,500
Bank term loan 4/	4.02%	Feb-11	137,500

	4.20%		270,000

Total Debt	6.12%		$1,588,954

Note: Credit facility maturity date excludes one-year extension option which management may exercise at its discretion.
Revolving Credit Facility Commitments
Name of Lender	Total Commitment	Amount Outstanding at 9/30/08	Unfunded Commitment at 9/30/08
Bank of America, N.A.	$50,000	$14,722	$35,278
Branch Banking and Trust Co.	50,000	14,722	35,278
Wachovia Bank, N.A.	50,000	14,722	35,278
Wells Fargo Bank, N.A.	50,000	14,722	35,278
Emigrant Bank	35,000	10,306	24,694
Eurolypo AG, New York Branch	35,000	10,306	24,694
PNC Bank, N.A.	30,000	8,833	21,167
Regions Bank	30,000	8,833	21,167
Comerica Bank	25,000	7,361	17,639
RBC Bank	25,000	7,361	17,639
Union Bank of California, N.A.	25,000	7,361	17,639
US Bank	20,000	5,890	14,110
First Horizon Bank	15,000	4,417	10,583
Chevy Chase Bank	10,000	2,944	7,056

	$450,000	$132,500	$317,500

1/	These two loans are secured by the same assets.
2/	These two loans are secured by the same assets.
3/	Loan relates to a consolidated 20% owned joint venture (Harborview).
4/	Floating rate loans based on one month libor.
5/	Loans relate to a consolidated 50% owned joint venture (Markel).
6/	Floating rate loan based on three month libor.

Highwoods Properties, Inc.	8	9/30/08

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Office Industrial & Retail
In-Service:
Office 2/	19,416,000	19,416,000	19,565,000	19,260,000	19,003,000
Industrial	6,049,000	6,299,000	6,036,000	6,036,000	5,942,000
Retail 3/	1,342,000	1,343,000	1,314,000	1,317,000	1,318,000

Total 4/	26,807,000	27,058,000	26,915,000	26,613,000	26,263,000

Development Completed - Not Stabilized:
Office 2/	873,000	428,000	524,000	607,000	867,000
Industrial	418,000	418,000	681,000	681,000	681,000
Retail	—	—	—	—	—

Total	1,291,000	846,000	1,205,000	1,288,000	1,548,000

Development - In Process:
Office 2/	358,000	803,000	717,000	887,000	1,233,000
Industrial	200,000	200,000	200,000	—	120,000
Retail	—	—	—	30,000	30,000

Total	558,000	1,003,000	917,000	917,000	1,383,000

Total:
Office 2/	20,647,000	20,647,000	20,806,000	20,754,000	21,103,000
Industrial	6,667,000	6,917,000	6,917,000	6,717,000	6,743,000
Retail 3/	1,342,000	1,343,000	1,314,000	1,347,000	1,348,000

Total 4/	28,656,000	28,907,000	29,037,000	28,818,000	29,194,000

Same Property
Office 2/	18,224,000	18,224,000	18,224,000	18,224,000	18,224,000
Industrial	5,666,000	5,666,000	5,666,000	5,666,000	5,666,000
Retail	1,312,000	1,312,000	1,312,000	1,312,000	1,312,000

Total	25,202,000	25,202,000	25,202,000	25,202,000	25,202,000

Percent Leased/Pre-Leased:
In-Service:
Office	90.3%	90.8%	90.4%	91.1%	89.7%
Industrial	95.2%	91.4%	91.0%	94.2%	91.4%
Retail	93.6%	93.5%	92.9%	94.9%	94.4%

Total	91.6%	91.1%	90.7%	92.0%	90.4%

Development Completed - Not Stabilized:
Office	69.4%	73.6%	67.4%	75.9%	75.9%
Industrial	91.0%	72.0%	78.2%	78.2%	78.2%
Retail	—	—	—	—	—

Total	76.4%	72.8%	73.5%	77.1%	76.9%

Development - In Process:
Office	65.7%	63.5%	65.7%	59.9%	71.2%
Industrial	50.0%	50.0%	50.0%	—	100.0%
Retail	—	—	—	100.0%	100.0%

Total	60.1%	60.8%	62.3%	61.2%	74.3%

Same Property
Office	90.2%	90.8%	90.5%	91.2%	90.2%
Industrial	95.5%	91.1%	90.5%	93.9%	91.0%
Retail	93.5%	93.4%	93.0%	95.2%	94.8%

Total	91.6%	91.0%	90.6%	92.0%	90.6%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes minor for rent apartment buildings.

Highwoods Properties, Inc.	9	9/30/08

Portfolio Summary

(Continued)

As of September 30, 2008

Summary by Location, Wholly-Owned Properties Only 1/:

	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/
Market				Office	Industrial	Retail	Total
Raleigh 3/	3,711,000		89.9%	15.6%	—	—	15.6%
Nashville	3,181,000		94.8%	14.5%	—	—	14.5%
Atlanta	5,552,000		93.2%	10.1%	3.8%	—	13.9%
Tampa	2,419,000		92.2%	13.8%	—	—	13.8%
Kansas City	1,955,000	4/	91.6%	3.5%	0.0%	9.0%	12.5%
Piedmont Triad 5/	5,108,000		88.4%	6.1%	3.6%	0.1%	9.8%
Richmond	2,230,000		90.0%	8.7%	—	—	8.7%
Memphis	1,337,000		93.0%	5.6%	—	—	5.6%
Greenville	897,000		94.4%	3.4%	—	—	3.4%
Orlando	317,000		98.4%	1.7%	—	—	1.7%
Other	100,000		84.3%	0.5%	—	—	0.5%

Total	26,807,000		91.6%	83.5%	7.4%	9.1%	100.0%

Summary by Location, Including Joint Venture Properties:
Market	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/ 6/
				Office	Industrial	Retail	Multi-Family	Total
Raleigh	4,525,000		90.0%	14.6%	—	—	—	14.6%
Atlanta	6,387,000		93.4%	10.4%	3.4%	—	—	13.8%
Nashville	3,181,000		94.8%	12.8%	—	—	—	12.8%
Tampa	2,624,000		92.5%	12.4%	—	—	—	12.4%
Kansas City	2,669,000	4/	89.6%	4.0%	0.0%	8.0%	—	12.0%
Piedmont Triad	5,472,000		85.4%	5.6%	3.2%	0.1%	—	8.9%
Richmond	2,643,000		91.5%	8.2%	—	—	—	8.2%
Memphis	1,337,000		93.0%	4.9%	—	—	—	4.9%
Orlando	2,171,000		90.7%	4.7%	—	—	—	4.7%
Des Moines	2,505,000		88.5%	3.1%	0.5%	0.1%	0.4%	4.1%
Greenville	897,000		94.5%	3.0%	—	—	—	3.0%
Other	210,000		92.5%	0.5%	—	—	—	0.5%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	34,769,000		90.8%	84.3%	7.1%	8.2%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Cash Revenue, see page 34.

Highwoods Properties, Inc.	10	9/30/08

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of September 30, 2008

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,711,000	89.9%	18.7%	—	—	—
Nashville	3,181,000	94.8%	17.4%	—	—	—
Tampa	2,419,000	92.2%	16.5%	—	—	—
Atlanta	2,470,000	89.8%	12.1%	3,082,000	96.0%	51.3%
Richmond	2,230,000	90.0%	10.4%	—	—	—
Piedmont Triad	2,115,000	79.6%	7.3%	2,963,000	94.5%	48.6%
Memphis	1,337,000	93.0%	6.7%	—	—	—
Kansas City	639,000	87.9%	4.2%	4,000	46.5%	0.1%
Greenville	897,000	94.4%	4.1%	—	—	—
Orlando	317,000	98.4%	2.0%	—	—	—
Other	100,000	84.3%	0.6%	—	—	—

	19,416,000	90.3%	100.0%	6,049,000	95.2%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,312,000	93.5%	98.8%
Piedmont Triad	30,000	100.0%	1.2%

	1,342,000	93.6%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	11	9/30/08

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
Atlanta	Rentable Square Feet	5,552,000	5,552,000	5,289,000	5,289,000	5,199,000
	Occupancy	93.2%	92.0%	91.6%	93.0%	92.8%
	Current Properties 2/	93.4%	92.1%	91.5%	92.9%	92.8%

Columbia	Rentable Square Feet	—	—	—	—	253,000
	Occupancy	—	—	—	—	82.5%
	Current Properties 2/	—	—	—	—	82.5%

Greenville	Rentable Square Feet	897,000	897,000	897,000	897,000	897,000
	Occupancy	94.4%	91.4%	86.4%	85.6%	87.7%
	Current Properties 2/	94.4%	91.4%	86.4%	85.6%	87.6%

Kansas City 3/	Rentable Square Feet	1,955,000	1,956,000	2,229,000	2,215,000	2,216,000
	Occupancy	91.6%	91.3%	88.8%	89.4%	89.3%
	Current Properties 2/	91.7%	91.5%	90.9%	91.9%	92.0%

Memphis	Rentable Square Feet	1,337,000	1,337,000	1,276,000	1,276,000	1,276,000
	Occupancy	93.0%	93.5%	93.8%	94.9%	92.5%
	Current Properties 2/	92.6%	93.2%	93.8%	94.9%	92.5%

Nashville	Rentable Square Feet	3,181,000	3,181,000	3,184,000	3,184,000	2,875,000
	Occupancy	94.8%	94.9%	95.0%	95.1%	92.5%
	Current Properties 2/	94.0%	94.2%	94.4%	94.7%	92.4%

Orlando	Rentable Square Feet	317,000	317,000	317,000	218,000	218,000
	Occupancy	98.4%	98.4%	96.9%	100.0%	99.4%
	Current Properties 2/	97.6%	97.6%	95.4%	100.0%	99.4%

Piedmont Triad	Rentable Square Feet	5,108,000	5,358,000	5,358,000	5,328,000	5,234,000
	Occupancy	88.4%	85.9%	85.2%	89.3%	86.1%
	Current Properties 2/	88.0%	84.8%	84.0%	88.5%	85.3%

Raleigh	Rentable Square Feet	3,711,000	3,711,000	3,712,000	3,554,000	3,553,000
	Occupancy	89.9%	89.7%	90.3%	91.5%	88.1%
	Current Properties 2/	90.3%	90.1%	90.8%	91.5%	88.1%

Richmond	Rentable Square Feet	2,230,000	2,230,000	2,135,000	2,134,000	2,024,000
	Occupancy	90.0%	92.1%	93.5%	92.5%	91.8%
	Current Properties 2/	91.0%	93.3%	93.4%	92.3%	91.6%

Tampa	Rentable Square Feet	2,419,000	2,419,000	2,418,000	2,418,000	2,418,000
	Occupancy	92.2%	94.5%	94.7%	95.0%	95.6%
	Current Properties 2/	92.2%	94.5%	94.7%	94.9%	95.5%

Total 4/	Rentable Square Feet	26,707,000	26,958,000	26,815,000	26,513,000	26,163,000
	Occupancy	91.6%	91.1%	90.7%	92.0%	90.4%

	Current Properties 2/	91.6%	90.9%	90.5%	91.9%	90.5%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 428,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	12	9/30/08

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	9/30/08 2/	6/30/08 3/	3/31/08 4/	12/31/07 5/	9/30/07 6/	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	96	113	126	126	121	116
Rentable square footage leased	471,486	997,600	602,049	920,405	1,125,050	823,318
Square footage of Renewal Deals	330,751	913,530	385,756	730,702	720,127	616,173
Renewed square footage (% of total)	70.2%	91.6%	64.1%	79.4%	64.0%	74.8%
New Leases square footage (% of total)	29.8%	8.4%	35.9%	20.6%	36.0%	25.2%

Weighted average per rentable square foot over the lease term:
Base rent	$20.84	$22.47	$19.82	$19.35	$19.32	$20.36
Tenant improvements	(1.35)	(1.16)	(1.10)	(1.64)	(0.93)	(1.24)
Leasing commissions 7/	(0.51)	(0.63)	(0.44)	(0.62)	(0.51)	(0.54)
Rent concessions	(0.22)	(0.28)	(0.13)	(0.19)	(0.40)	(0.24)

Effective rent	18.76	20.40	18.15	16.90	17.48	18.34
Expense stop	(6.64)	(7.12)	(5.90)	(6.05)	(6.31)	(6.40)

Equivalent effective net rent	$12.12	$13.28	$12.25	$10.85	$11.17	$11.94

Weighted average term in years	4.5	3.2	4.0	4.4	4.6	4.1

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$3,041,354	$5,224,995	$3,504,078	$7,696,269	$6,513,821	$5,196,103
Rentable square feet	471,486	997,600	602,049	920,405	1,125,050	823,318

Per rentable square foot	$6.45	$5.24	$5.82	$8.36	$5.79	$6.31

Leasing Commissions:
Total dollars committed under signed leases 7/	$970,896	$2,300,840	$1,190,054	$2,719,401	$2,747,213	$1,985,681
Rentable square feet	471,486	997,600	602,049	920,405	1,125,050	823,318

Per rentable square foot	$2.06	$2.31	$1.98	$2.95	$2.44	$2.41

Total:
Total dollars committed under signed leases	$4,012,250	$7,525,835	$4,694,132	$10,415,670	$9,261,034	$7,181,784
Rentable square feet	471,486	997,600	602,049	920,405	1,125,050	823,318

Per rentable square foot	$8.51	$7.54	$7.80	$11.32	$8.23	$8.72

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 62K square feet of leases that start in 2010 or later.
3/	Includes 346K square feet of leases that start in 2010 or later.
4/	Includes 84K square feet of leases that start in 2010 or later.
5/	Includes 91K square feet of leases that start in 2010 or later.
6/	Includes 94K square feet of leases that start in 2009 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	13	9/30/08

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	9/30/08 1/	6/30/08	3/31/08	12/31/07	9/30/07	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	14	14	7	10	8	11
Rentable square footage leased	358,284	367,684	158,324	694,808	115,617	338,943
Square footage of Renewal Deals	294,376	155,126	150,170	538,836	73,793	242,460
Renewed square footage (% of total)	82.2%	42.2%	94.8%	77.6%	63.8%	71.5%
New Leases square footage (% of total)	17.8%	57.8%	5.2%	22.4%	36.2%	28.5%

Weighted average per rentable square foot over the lease term:
Base rent	$4.50	$3.85	$5.95	$4.03	$7.53	$5.17
Tenant improvements	(0.45)	(0.18)	(0.07)	(0.04)	(0.71)	(0.29)
Leasing commissions 2/	(0.09)	(0.10)	0.00	(0.05)	(0.14)	(0.08)
Rent concessions	(0.01)	0.00	0.00	0.00	(0.10)	(0.02)

Effective rent	3.95	3.57	5.88	3.94	6.58	4.78
Expense stop	(0.05)	(0.19)	(0.10)	(0.05)	(1.04)	(0.29)

Equivalent effective net rent	$3.90	$3.38	$5.78	$3.89	$5.54	$4.49

Weighted average term in years	3.0	1.8	3.3	2.6	4.3	3.0

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$385,175	$269,635	$50,537	$40,925	$424,840	$234,222
Rentable square feet	358,284	367,684	158,324	694,808	115,617	338,943

Per rentable square foot	$1.08	$0.73	$0.32	$0.06	$3.67	$0.69

Leasing Commissions:
Total dollars committed under signed leases 2/	$142,626	$62,837	$1,918	$136,633	$74,106	$83,624
Rentable square feet	358,284	367,684	158,324	694,808	115,617	338,943

Per rentable square foot	$0.40	$0.17	$0.01	$0.20	$0.64	$0.25

Total:
Total dollars committed under signed leases	$527,801	$332,471	$52,455	$177,558	$498,945	$317,846
Rentable square feet	358,284	367,684	158,324	694,808	115,617	338,943

Per rentable square foot	$1.47	$0.90	$0.33	$0.26	$4.32	$0.94

1/	Includes 256K square feet of leases that start in 2010 or later.
2/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	14	9/30/08

Leasing Statistics

Retail Portfolio

	Three Months Ended
	9/30/08	6/30/08 1/	3/31/08	12/31/07 2/	9/30/07	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	3	6	7	12	8	7
Rentable square footage leased	7,719	15,839	30,942	44,509	24,629	24,728
Square footage of Renewal Deals	2,898	14,162	18,826	37,318	18,097	18,260
Renewed square footage (% of total)	37.5%	89.4%	60.8%	83.8%	73.5%	73.8%
New Leases square footage (% of total)	62.5%	10.6%	39.2%	16.2%	26.5%	26.2%

Weighted average per rentable square foot over the lease term:
Base rent	$25.81	$27.61	$31.80	$20.44	$24.06	$25.94
Tenant improvements	0.00	(1.52)	(0.40)	(1.46)	(1.17)	(0.91)
Leasing commissions 3/	(0.15)	(0.67)	(0.54)	(0.26)	(0.46)	(0.42)
Rent concessions	0.00	0.00	(1.47)	0.00	0.00	(0.29)

Effective rent	25.66	25.42	29.39	18.72	22.43	24.32
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$25.66	$25.42	$29.39	$18.72	$22.43	$24.32

Weighted average term in years	8.6	7.7	8.6	5.6	6.1	7.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$—	$177,176	$161,500	$509,473	$260,407	$221,711
Rentable square feet	7,719	15,839	30,942	44,509	24,629	24,728

Per rentable square foot	$—	$11.19	$5.22	$11.45	$10.57	$8.97

Leasing Commissions:
Total dollars committed under signed leases 3/	$1,165	$5,794	$123,220	$21,542	$17,601	$33,864
Rentable square feet	7,719	15,839	30,942	44,509	24,629	24,728

Per rentable square foot	$0.15	$0.37	$3.98	$0.48	$0.71	$1.37

Total:
Total dollars committed under signed leases	$1,165	$182,970	$284,720	$531,015	$278,008	$255,575
Rentable square feet	7,719	15,839	30,942	44,509	24,629	24,728

Per rentable square foot	$0.15	$11.55	$9.20	$11.93	$11.29	$10.34

1/	Includes 3K square feet of leases that start in 2010 or later.
2/	Includes 9K square feet of leases that start in 2010 or later.
3/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	15	9/30/08

Leasing Statistics by Market

For the Three Months Ended As of 9/30/08

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Raleigh	118,037	5.7	$20.56	$3.41	$0.97
Nashville	101,233	4.7	21.29	5.87	2.90
Memphis	87,202	2.9	21.27	5.36	1.30
Richmond	59,683	4.2	18.78	10.83	1.39
Atlanta	34,613	5.3	18.48	18.37	4.86
Tampa	32,154	3.7	24.92	5.91	0.82
Greenville	16,850	5.0	18.40	0.00	3.68
Kansas City	10,973	3.8	23.90	4.96	4.24
Piedmont Triad	10,741	2.6	14.09	4.65	1.35

	471,486	4.5	$20.62	$6.45	$2.06

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Atlanta	287,322	3.4	$4.75	$1.16	$0.47
Piedmont Triad	70,962	1.1	3.43	0.74	0.07

	358,284	3.0	$4.49	$1.08	$0.40

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Kansas City	7,719	8.6	$25.81	$—	$0.15

	7,719	8.6	$25.81	$—	$0.15

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions by market per square foot excludes capitalized internal leasing costs.
3/	The amount of capitalized internal leasing cost not allocated to individual deals or product types was $498K.

Highwoods Properties, Inc.	16	9/30/08

Rental Rate Comparisons by Market

For the Three Months Ended As of 9/30/08

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Raleigh	118,037	$20.56	$19.62	4.8%
Nashville	101,233	21.29	19.41	9.7%
Memphis	87,202	21.27	20.01	6.3%
Richmond	59,683	18.78	18.34	2.4%
Atlanta	34,613	18.48	15.24	21.3%
Tampa	32,154	24.92	20.31	22.7%
Greenville	16,850	18.40	17.82	3.3%
Kansas City	10,973	23.90	23.27	2.7%
Piedmont Triad	10,741	14.09	13.59	3.7%

GAAP Rent Growth	471,486	$20.62	$19.07	8.1%

Cash Rent Growth	471,486	$19.98	$20.57	-2.8%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Atlanta	287,322	$4.75	$4.34	9.5%
Piedmont Triad	70,962	3.43	3.62	-5.2%

GAAP Rent Growth	358,284	$4.49	$4.20	7.0%

Cash Rent Growth	358,284	$4.41	$4.51	-2.3%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	7,719	$25.81	$32.65	-20.9%

GAAP Rent Growth	7,719	$25.81	$32.65	-20.9%

Cash Rent Growth	7,719	$24.74	$34.20	-27.7%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04
Office	$20.05	$19.32	$18.32	$17.76	$17.64
Industrial	5.27	5.20	5.06	4.98	4.69
Retail 2/	31.22	30.97	28.14	27.36	26.01

Weighted average rate	$17.06	$16.56	$15.60	$15.27	$14.80

Annual % growth rate	3.0%	6.2%	2.2%	3.2%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Average cash rental rates represent September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	17	9/30/08

Lease Expirations

September 30, 2008

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2008 /3	289,287	1.6%	$5,941	$20.54	1.7%
2009	2,236,408	12.5%	45,455	20.33	12.6%
2010	2,188,549	12.2%	46,018	21.03	12.8%
2011	2,636,341	14.6%	51,623	19.58	14.4%
2012	2,321,380	12.9%	48,588	20.93	13.5%
2013	2,313,012	12.9%	45,268	19.57	12.6%
2014	1,595,376	8.9%	32,486	20.36	9.0%
2015	1,110,044	6.2%	22,332	20.12	6.2%
2016	763,340	4.3%	14,255	18.67	4.0%
2017	980,329	5.5%	18,757	19.13	5.2%
2018 and thereafter	1,508,474	8.4%	28,939	19.18	8.0%

	17,942,540	100.0%	$359,662	$20.05	100.0%

Industrial:
2008 /4	174,189	2.9%	$997	$5.72	3.1%
2009	1,370,123	22.5%	7,170	5.23	22.4%
2010	846,166	14.0%	4,365	5.16	13.6%
2011	729,047	12.0%	3,849	5.28	12.1%
2012	454,550	7.5%	2,767	6.09	8.7%
2013	621,178	10.2%	3,753	6.04	11.8%
2014	478,703	7.9%	2,577	5.38	8.1%
2015	271,382	4.5%	1,124	4.14	3.5%
2016	264,597	4.4%	1,040	3.93	3.3%
2017	149,600	2.5%	737	4.93	2.3%
2018 and thereafter	701,324	11.6%	3,546	5.06	11.1%

	6,060,859	100.0%	$31,925	$5.27	100.0%

1/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 81,000 square feet of leases that are on a month to month basis or 0.5% of total annualized revenue.
4/	Includes 96,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

Note: 2008 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	18	9/30/08

Lease Expirations

September 30, 2008

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2008 2/	54,715	4.4%	$884	$16.16	2.3%
2009	140,960	11.2%	4,388	31.13	11.2%
2010	86,575	6.9%	3,390	39.16	8.6%
2011	57,811	4.6%	1,955	33.82	5.0%
2012	165,979	13.2%	5,191	31.28	13.2%
2013	74,113	5.9%	2,833	38.23	7.2%
2014	104,690	8.3%	2,570	24.55	6.5%
2015	144,364	11.5%	4,651	32.22	11.9%
2016	63,866	5.1%	2,634	41.24	6.7%
2017	107,946	8.6%	2,725	25.24	6.9%
2018 and thereafter	255,786	20.3%	8,022	31.36	20.5%

	1,256,805	100.0%	$39,243	$31.22	100.0%

Total:
2008 3/ 4/	518,191	2.1%	$7,822	$15.09	1.8%
2009	3,747,491	14.8%	57,013	15.21	13.2%
2010	3,121,290	12.4%	53,773	17.23	12.5%
2011	3,423,199	13.6%	57,427	16.78	13.4%
2012	2,941,909	11.6%	56,546	19.22	13.1%
2013	3,008,303	11.9%	51,854	17.24	12.0%
2014	2,178,769	8.6%	37,633	17.27	8.7%
2015	1,525,790	6.0%	28,107	18.42	6.5%
2016	1,091,803	4.3%	17,929	16.42	4.2%
2017	1,237,875	4.9%	22,219	17.95	5.2%
2018 and thereafter	2,465,584	9.8%	40,507	16.43	9.4%

	25,260,204	100.0%	$430,830	$17.06	100.0%

1/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 21,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Includes 198,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2008 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	19	9/30/08

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

		Three Months Ended				Total
		12/31/08 2/	3/31/09	6/30/09	9/30/09
Atlanta	RSF	61,582	14,383	64,921	167,806	308,692
	% of Total Office RSF	0.3%	0.1%	0.4%	0.9%	1.7%
	Annualized Cash Revenue 3/	$932	$302	$936	$3,016	$5,186
	% of Total Office Annl Cash Rev	0.3%	0.1%	0.3%	0.8%	1.4%

Greenville	RSF	120	19,998	29,135	0	49,253
	% of Total Office RSF	0.0%	0.1%	0.2%	0.0%	0.3%
	Annualized Cash Revenue 3/	$2	$333	$492	$—	$827
	% of Total Office Annl Cash Rev	0.0%	0.1%	0.1%	0.0%	0.2%

Kansas City	RSF	4,375	16,833	7,805	9,499	38,512
	% of Total Office RSF	0.0%	0.1%	0.0%	0.1%	0.2%
	Annualized Cash Revenue 3/	$137	$408	$192	$224	$961
	% of Total Office Annl Cash Rev	0.0%	0.1%	0.1%	0.1%	0.3%

Memphis	RSF	28,917	45,939	26,133	37,557	138,546
	% of Total Office RSF	0.2%	0.3%	0.1%	0.2%	0.8%
	Annualized Cash Revenue 3/	$648	$1,076	$528	$713	$2,965
	% of Total Office Annl Cash Rev	0.2%	0.3%	0.1%	0.2%	0.8%

Nashville	RSF	29,028	101,069	71,279	264,443	465,819
	% of Total Office RSF	0.2%	0.6%	0.4%	1.5%	2.6%
	Annualized Cash Revenue 3/	$658	$1,941	$1,350	$5,795	$9,744
	% of Total Office Annl Cash Rev	0.2%	0.5%	0.4%	1.6%	2.7%

Orlando	RSF	0	0	11,482	0	11,482
	% of Total Office RSF	0.0%	0.0%	0.1%	0.0%	0.1%
	Annualized Cash Revenue 3/	$—	$—	$274	$—	$274
	% of Total Office Annl Cash Rev	0.0%	0.0%	0.1%	0.0%	0.1%

Piedmont Triad	RSF	17,138	24,204	31,062	69,986	142,390
	% of Total Office RSF	0.1%	0.1%	0.2%	0.4%	0.8%
	Annualized Cash Revenue 3/	$305	$478	$536	$1,057	$2,376
	% of Total Office Annl Cash Rev	0.1%	0.1%	0.1%	0.3%	0.7%

Raleigh	RSF	102,647	223,841	20,991	100,819	448,298
	% of Total Office RSF	0.5%	1.2%	0.1%	0.6%	2.4%
	Annualized Cash Revenue 3/	$2,266	$4,599	$495	$2,054	$9,414
	% of Total Office Annl Cash Rev	0.6%	1.3%	0.1%	0.6%	2.6%

Richmond	RSF	30,806	101,663	38,586	49,276	220,331
	% of Total Office RSF	0.2%	0.6%	0.2%	0.3%	1.2%
	Annualized Cash Revenue 3/	$572	$2,091	$714	$933	$4,310
	% of Total Office Annl Cash Rev	0.2%	0.6%	0.2%	0.3%	1.2%

Tampa	RSF	13,579	108,499	54,683	11,024	187,785
	% of Total Office RSF	0.1%	0.6%	0.3%	0.1%	1.0%
	Annualized Cash Revenue 3/	$391	$2,543	$1,232	$272	$4,438
	% of Total Office Annl Cash Rev	0.1%	0.7%	0.3%	0.1%	1.2%

Other	RSF	1,095	6,166	0	619	7,880
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 3/	$31	$121	$—	$11	$163
	% of Total Office Annl Cash Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF	289,287	662,595	356,077	711,029	2,018,988
	% of Total Office RSF	1.6%	3.7%	2.0%	4.0%	11.2%
	Annualized Cash Revenue 3/	$5,942	$13,892	$6,749	$14,075	$40,658
	% of Total Office Annl Cash Rev	1.7%	3.9%	1.9%	3.9%	11.3%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 81,000 square feet of leases that are on a month to month basis or 0.5% of total annualized revenue.
3/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	20	9/30/08

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

		Three Months Ended				Total
		12/31/08 1/	3/31/09	6/30/09	9/30/09
Atlanta	RSF	33,465	119,612	34,300	108,791	296,168
	% of Total Industrial RSF	0.6%	2.0%	0.6%	1.8%	4.9%
	Annualized Cash Revenue 2/	$229	$766	$215	$847	$2,057
	% of Total Industrial Annl Cash Rev	0.8%	2.4%	0.7%	2.7%	6.5%

Kansas City	RSF	0	1,756	0	0	1,756
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 2/	$—	$20	$—	$—	$20
	% of Total Industrial Annl Cash Rev	0.0%	0.1%	0.0%	0.0%	0.1%

Piedmont Triad	RSF	140,724	429,378	579,320	2,460	1,151,882
	% of Total Industrial RSF	2.3%	7.1%	9.6%	0.0%	19.0%
	Annualized Cash Revenue 2/	$769	$2,057	$2,548	$24	$5,398
	% of Total Industrial Annl Cash Rev	2.4%	6.4%	8.0%	0.1%	16.9%

Total	RSF	174,189	550,746	613,620	111,251	1,449,806
	% of Total Industrial RSF	2.9%	9.1%	10.1%	1.8%	23.9%
	Annualized Cash Revenue 2/	$998	$2,843	$2,763	$871	$7,475
	% of Total Industrial Annl Cash Rev	3.2%	8.9%	8.7%	2.7%	23.5%

1/	Includes 96,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	21	9/30/08

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2008 2/	2009	2010	2011	Thereafter
Atlanta	RSF	61,582	258,252	92,676	295,238	1,511,574
	% of Total Office RSF	0.3%	1.4%	0.5%	1.6%	8.4%
	Annualized Cash Revenue 3/	$932	$4,459	$1,769	$6,473	$29,989
	% of Total Office Annl Cash Rev	0.3%	1.2%	0.5%	1.8%	8.3%

Greenville	RSF	120	60,122	57,236	104,244	625,827
	% of Total Office RSF	0.0%	0.3%	0.3%	0.6%	3.5%
	Annualized Cash Revenue 3/	$2	$1,027	$971	$1,902	$10,814
	% of Total Office Annl Cash Rev	0.0%	0.3%	0.3%	0.5%	3.0%

Kansas City	RSF	4,375	44,124	104,158	77,286	332,385
	% of Total Office RSF	0.0%	0.2%	0.6%	0.4%	1.9%
	Annualized Cash Revenue 3/	$137	$1,066	$3,066	$2,016	$8,740
	% of Total Office Annl Cash Rev	0.0%	0.3%	0.9%	0.6%	2.4%

Memphis	RSF	28,917	179,488	188,838	147,775	698,649
	% of Total Office RSF	0.2%	1.0%	1.1%	0.8%	3.9%
	Annualized Cash Revenue 3/	$648	$3,682	$3,998	$3,037	$12,653
	% of Total Office Annl Cash Rev	0.2%	1.0%	1.1%	0.8%	3.5%

Nashville	RSF	29,028	530,726	450,240	397,761	1,615,841
	% of Total Office RSF	0.2%	3.0%	2.5%	2.2%	9.0%
	Annualized Cash Revenue 3/	$658	$10,929	$9,254	$8,049	$33,515
	% of Total Office Annl Cash Rev	0.2%	3.0%	2.6%	2.2%	9.3%

Orlando	RSF	0	16,215	77,080	106,313	111,676
	% of Total Office RSF	0.0%	0.1%	0.4%	0.6%	0.6%
	Annualized Cash Revenue 3/	$—	$400	$1,802	$2,332	$2,624
	% of Total Office Annl Cash Rev	0.0%	0.1%	0.5%	0.6%	0.7%

Piedmont Triad	RSF	17,138	136,731	233,929	428,183	867,773
	% of Total Office RSF	0.1%	0.8%	1.3%	2.4%	4.8%
	Annualized Cash Revenue 3/	$305	$2,266	$3,792	$6,294	$13,496
	% of Total Office Annl Cash Rev	0.1%	0.6%	1.1%	1.7%	3.8%

Raleigh	RSF	102,647	532,283	389,667	560,008	1,973,034
	% of Total Office RSF	0.6%	3.0%	2.2%	3.1%	11.0%
	Annualized Cash Revenue 3/	$2,265	$11,295	$7,641	$11,290	$35,123
	% of Total Office Annl Cash Rev	0.6%	3.1%	2.1%	3.1%	9.8%

Richmond	RSF	30,806	215,577	251,584	426,833	1,081,450
	% of Total Office RSF	0.2%	1.2%	1.4%	2.4%	6.0%
	Annualized Cash Revenue 3/	$572	$4,246	$4,803	$8,051	$19,614
	% of Total Office Annl Cash Rev	0.2%	1.2%	1.3%	2.2%	5.5%

Tampa	RSF	13,579	256,105	310,871	91,120	1,731,287
	% of Total Office RSF	0.1%	1.4%	1.7%	0.5%	9.6%
	Annualized Cash Revenue 3/	$391	$5,954	$8,087	$2,122	$42,854
	% of Total Office Annl Cash Rev	0.1%	1.7%	2.2%	0.6%	11.9%

Other	RSF	1,095	6,785	32,270	1,580	42,459
	% of Total Office RSF	0.0%	0.0%	0.2%	0.0%	0.2%
	Annualized Cash Revenue 3/	$31	$132	$833	$56	$1,202
	% of Total Office Annl Cash Rev	0.0%	0.0%	0.2%	0.0%	0.3%

Total	RSF	289,287	2,236,408	2,188,549	2,636,341	10,591,955
	% of Total Office RSF	1.6%	12.5%	12.2%	14.7%	59.0%
	Annualized Cash Revenue 3/	$5,941	$45,456	$46,016	$51,622	$210,624
	% of Total Office Annl Cash Rev	1.7%	12.6%	12.8%	14.4%	58.6%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 81,000 square feet of leases that are on a month to month basis or 0.5% of total annualized revenue.
3/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	22	9/30/08

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2008 1/	2009	2010	2011	Thereafter
Atlanta	RSF	33,465	321,303	335,043	575,416	1,692,412
	% of Total Industrial RSF	0.6%	5.3%	5.5%	9.5%	27.9%
	Annualized Cash Revenue 2/	$228	$2,170	$1,869	$3,145	$8,971
	% of Total Industrial Annl Cash Rev	0.7%	6.8%	5.9%	9.9%	28.1%

Kansas City	RSF	0	1,756	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 2/	$—	$20	$—	$—	$—
	% of Total Industrial Annl Cash Rev	0.0%	0.1%	0.0%	0.0%	0.0%

Piedmont Triad	RSF	140,724	1,047,064	511,123	153,631	1,248,922
	% of Total Industrial RSF	2.3%	17.3%	8.4%	2.5%	20.6%
	Annualized Cash Revenue 2/	$769	$4,981	$2,496	$704	$6,572
	% of Total Industrial Annl Cash Rev	2.4%	15.6%	7.8%	2.2%	20.6%

Total	RSF	174,189	1,370,123	846,166	729,047	2,941,334
	% of Total Industrial RSF	2.9%	22.6%	14.0%	12.0%	48.5%
	Annualized Cash Revenue 2/	$997	$7,171	$4,365	$3,849	$15,543
	% of Total Industrial Annl Cash Rev	3.1%	22.5%	13.7%	12.1%	48.7%

1/	Includes 96,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	23	9/30/08

Customer Diversification 1/

September 30, 2008

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,657,277	$32,746	7.60%	7.9
AT&T	896,147	15,013	3.48%	3.6
Price Waterhouse Coopers	369,649	9,969	2.31%	3.1
State of Georgia	367,986	7,862	1.82%	2.1
Healthways	282,132	6,260	1.45%	13.6
T-Mobile USA	207,517	5,722	1.33%	5.2
Metropolitan Life Insurance	267,787	5,401	1.25%	9.2
Lockton Companies	160,561	4,402	1.02%	6.4
BB&T	258,363	4,199	0.97%	4.4
Syniverse Technologies	198,750	3,949	0.92%	8.1
Fluor Enterprises	209,474	3,737	0.87%	3.4
SCI Services 3/	162,784	3,668	0.85%	8.8
RBC Bank	169,843	3,379	0.78%	18.4
Wachovia	127,138	2,978	0.69%	2.4
Jacobs Engineering Group	181,794	2,858	0.66%	7.0
Vanderbilt University	144,161	2,843	0.66%	7.0
Lifepoint Corporate Services	129,217	2,632	0.61%	2.8
Icon Clinical Research	110,909	2,574	0.60%	5.0
Talecris Biotherapeutics	122,870	2,409	0.56%	3.8
HCA Physician Services	130,599	2,299	0.53%	5.3

	6,154,958	$124,900	28.96%	6.4

By Industry

Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	20.5%
Government/Public Administration	10.1%
Finance/Banking	9.5%
Insurance	8.9%
Retail Trade	7.3%
Manufacturing	6.6%
Telecommunication	6.3%
Wholesale Trade	6.2%
Health Care and Social Assistance	6.1%
Real Estate Rental and Leasing	4.0%
Information	3.0%
Administrative and Support Services	2.9%
Accommodation and Food Services	2.6%
Transportation and Warehousing	2.2%
Other Services (except Public Administration)	2.1%
Educational Services	1.7%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	SCI Services (Saxon Capital, Inc.) is a wholly owned subsidiary of Morgan Stanley.

Highwoods Properties, Inc.	24	9/30/08

Same Property Performance

Dollars and Square Feet in thousands

	Three months ended September 30,		Percentage Change
	2008	2007
Rental revenues 1/	$102,103	$99,537	2.6%
Operating expenses	(38,896)	(36,934)	-5.3%

	63,207	62,603	1.0%
Straight line rent	(936)	42	-2328.6%

	62,271	62,645	-0.6%
Lease termination fees	436	251	73.7%

Net operating income	$62,707	$62,896	-0.3%

Average occupancy	91.7%	90.5%	1.3%

Rentable square feet	25,202	25,202

	Nine months ended September 30,		Percentage Change
	2008	2007
Rental revenues 1/	$303,602	$293,953	3.3%
Operating expenses	(113,084)	(108,653)	-4.1%

	190,518	185,300	2.8%
Straight line rent	(313)	790	-139.6%

	190,205	186,090	2.2%
Lease termination fees	2,359	1,766	33.6%

Net operating income	$192,564	$187,856	2.5%

Average occupancy	91.1%	90.4%	0.8%

Rentable square feet	25,202	25,202

	Third Quarter: 2008 vs 2007		September YTD: 2008 vs 2007
Market	NOI 2/ Percentage Change	Occupancy Percentage Change	NOI 2/ Percentage Change	Occupancy Percentage Change
Atlanta	-9.4%	0.4%	-5.4%	-0.2%
Greenville	10.1%	8.5%	11.1%	5.9%
Kansas City	-2.9%	-0.1%	-2.5%	-0.9%
Memphis	3.7%	-0.1%	4.9%	0.9%
Nashville	5.5%	2.4%	8.5%	3.2%
Orlando	2.2%	-1.1%	-3.0%	-1.7%
Piedmont Triad	-10.0%	2.4%	-3.4%	-1.1%
Raleigh	9.6%	2.8%	8.9%	4.0%
Richmond	-4.3%	1.5%	3.9%	3.1%
Tampa	-3.7%	-2.5%	2.6%	-2.9%

	-0.6%	1.3%	2.2%	0.8%

1/	Excludes straight line rents and lease termination fees.
2/	Includes straight line rents and excludes lease termination fees.

Highwoods Properties, Inc.	25	9/30/08

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2008:
Parkway Medical	Kansas City	O	02/15/08	30,000	81.4%	$6,050

First quarter totals				30,000	81.4%	$6,050

Second quarter 2008:
Fairway North & West	Kansas City	O	04/02/08	130,000	74.6%	$11,676

Corinth Office	Kansas City	O	06/20/08	141,000	75.3%	9,950

Second quarter totals				271,000	74.9%	$21,626

Third quarter 2008:
Chesapeake	Winston-Salem	I	07/20/08	250,000	100.0%	$8,150

Third quarter totals				250,000	100.0%	$8,150

2008 totals				551,000	86.7%	$35,826

1/	The letters “O” and “I” represent Office and Industrial, respectively.

Highwoods Properties, Inc.	26	9/30/08

Development Activity

Dollars in thousands

Property In - Process	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/08			Pre Leased %	Estimated Completion Date	Estimated Stabilization Date
Office:
FAA	Atlanta	O	100,000	$18,071		$5,991		100%	2Q 09	2Q 09
Jackson FBI	Jackson, MS	O	110,000	31,713		11,644		100%	1Q 09	1Q 09
Triad Centre III	Memphis	O	148,000	29,187		7,493		17%	3Q 09	2Q 11

Total or Weighted Average			358,000	$78,971		$25,128		66%

					$	Weighted	%	69%

For Sale Development:
RBC Plaza Condominiums 3/ 4/ 5/	Raleigh	RC	139 Units	$42,380		$34,004		138 Contracts	4Q 08	2Q 09

				$42,380		$34,004

Industrial:
River Point IV	Atlanta	I	200,000	$10,435		$5,108		50%	1Q 09	2Q 10

			200,000	$10,435		$5,108		50%

In-Process Total or Weighted Average 4/			558,000	$131,786		$64,240		60%

					$	Weighted	%	67%

Completed Not Stabilized 6/
Office:
Cool Springs IV	Nashville	O	153,000	$27,597		$20,268		8%	3Q 08	1Q 10
Centregreen V	Raleigh	O	98,000	15,662		13,131		75%	1Q 08	3Q 09
Glenlake VI	Raleigh	O	122,000	24,448		21,996		57%	1Q 08	3Q 09
RBC Plaza 2/	Raleigh	O	292,000	76,056		62,868		93%	3Q 08	4Q 09
Highwoods Baycenter I	Tampa	O	208,000	43,100		42,180		86%	3Q 07	4Q 08

Total or Weighted Average			873,000	$186,863		$160,443		69%

					$	Weighted	%	73%

Industrial:
Enterprise II	Piedmont Triad	I	418,000	$17,222		$15,893		91%	4Q 06	4Q 08

			418,000	$17,222		$15,893		91%

					$	Weighted	%	91%

Completed Not Stabilized Total or Weighted Average			1,291,000	$204,085		$176,336		76%

					$	Weighted	%	74%

Grand Total or Weighted Average			1,849,000	$335,871		$240,576		71%

					$	Weighted	%	72%

1/	The Letters “O”, “I” and “RC” represent: Office, Industrial and For Sale Residential Condominiums, respectively.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company has a 93% interest and consolidates this Joint Venture.

The investment amounts shown represent the Company’s 93% share.

4/	Condo units and numbers are not part of In-Process Total or Weighted Average for SF & Pre-Leasing percentage.
5/	16 of the 138 contracts have closed as of 10/29/08
6/	“Completed Not Stabilized” and Redevelopment properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.

Highwoods Properties, Inc.	27	9/30/08

Development Land

September 30, 2008

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Atlanta	233	$32,882
Raleigh	190	43,566
Greensboro	47	12,505
Baltimore	39	10,300
Richmond	33	8,300
Tampa	20	15,402
Nashville	16	7,951
Memphis	15	3,496
Orlando	15	16,348
Winston-Salem	10	1,896
Kansas City	1	2,100

Total 1/ 2/ 3/	619	$154,746

1/	Includes 75 acres currently classified as Development in Process on our consolidated balance sheet.
2/	Developable square footage on core land holdings, which constitute 479 of the total 619 acres, is approximately 5.1 million of office space and 2.5 million of industrial space.
3/	Includes 34 acres ($9.4 million based on expected gross proceeds) included in property held for sale at September 30, 2008.

Highwoods Properties, Inc.	28	9/30/08

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2008:
None

Second quarter 2008:
None

Third quarter 2008:
None

Highwoods Properties, Inc.	29	9/30/08

Unconsolidated Joint Ventures Assets, Debt and Liabilities

September 30, 2008

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$7,445	$—	$592
Dallas County Partners I, LP	O/ I	50.00%	30,719	48,601	51,130
Dallas County Partners II, LP	O	50.00%	13,834	15,262	16,436
Dallas County Partners III, LP	O	50.00%	114	—	28
Fountain Three	O/ I / R	50.00%	24,858	32,478	34,512
RRHWoods, LLC	O/ M	50.00%	85,232	81,035	84,633
Kessinger/Hunter, LLC	—	26.50%	7,051	—	268
4600 Madison Associates, LP	O	12.50%	17,979	12,865	13,532
Highwoods DLF 98/29, LP	O	22.81%	149,656	74,997	80,795
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	99,627	55,096	58,862
Concourse Center Associates, LLC	O	50.00%	13,284	8,738	8,972
Plaza Colonnade, LLC	O/R	50.00%	72,127	65,875	67,563
Highwoods KC Glenridge Office, LP	O	40.00%	22,681	16,424	17,794
Highwoods KC Glenridge Land, LP	O	40.00%	780	—	108
Highwoods KC Orlando, LLC	O	40.00%	204,958	140,087	149,642
Highwoods DLF Forum, LLC	O	25.00%	121,461	67,500	72,446

Total			$871,806	$618,958	$657,313

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,648	$—	$290
Dallas County Partners I, LP	O/ I	50.00%	15,360	24,301	25,565
Dallas County Partners II, LP	O	50.00%	6,917	7,631	8,218
Dallas County Partners III, LP	O	50.00%	57	—	14
Fountain Three	O/ I / R	50.00%	12,429	16,239	17,256
RRHWoods, LLC	O/ M	50.00%	42,616	40,518	42,317
Kessinger/Hunter, LLC	—	26.50%	1,869	—	71
4600 Madison Associates, LP	O	12.50%	2,247	1,608	1,692
Highwoods DLF 98/29, LP	O	22.81%	34,137	17,107	18,429
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	42,770	23,654	25,269
Concourse Center Associates, LLC	O	50.00%	6,642	4,369	4,486
Plaza Colonnade, LLC	O/R	50.00%	36,064	32,938	33,782
Highwoods KC Glenridge Office, LP	O	40.00%	9,072	6,570	7,118
Highwoods KC Glenridge Land, LP	O	40.00%	312	—	43
Highwoods KC Orlando, LLC	O	40.00%	81,983	56,035	59,857
Highwoods DLF Forum, LLC	O	25.00%	30,360	16,872	18,109

Total 2/			$326,483	$247,842	$262,516

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	30	9/30/08

Unconsolidated Joint Ventures Income

For the Three Months Ended September 30, 2008

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$574	$387	$—	$142	$45
Dallas County Partners I, LP	50.00%	2,539	1,604	769	459	(293)
Dallas County Partners II, LP	50.00%	1,607	745	397	216	249
Dallas County Partners III, LP	50.00%	56	56	—	2	(2)
Fountain Three	50.00%	1,743	946	528	385	(116)
RRHWoods, LLC	50.00%	4,342	2,384	969	1,048	(59)
Kessinger/Hunter, LLC	26.50%	4,113	3,634	—	150	329
4600 Madison Associates, LP	12.50%	1,284	553	224	399	108
Highwoods DLF 98/29, LP	22.80%	4,925	1,794	1,248	1,297	586
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,009	1,808	1,067	1,016	118
Concourse Center Associates, LLC	50.00%	458	149	159	78	72
Plaza Colonnade, LLC	50.00%	2,538	956	963	547	72
Highwoods KC Glenridge Office, LP	40.00%	826	525	210	279	(188)
Highwoods KC Glenridge Land, LP	40.00%	—	2	—	—	(2)
Highwoods KC Orlando, LLC	40.00%	8,367	3,631	1,846	1,836	1,054
Highwoods DLF Forum, LLC	25.00%	3,559	1,318	878	1,386	(23)

Total		$40,940	$20,492	$9,258	$9,240	$1,950

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$281	$190	$—	$70	$21
Dallas County Partners I, LP	50.00%	1,270	802	385	230	(147)
Dallas County Partners II, LP	50.00%	803	373	198	108	124
Dallas County Partners III, LP	50.00%	28	28	—	1	(1)
Fountain Three	50.00%	871	473	264	192	(58)
RRHWoods, LLC	50.00%	2,171	1,192	485	524	(30)
Kessinger/Hunter, LLC	26.50%	1,090	963	—	39	88
4600 Madison Associates, LP	12.50%	160	69	28	50	13
Highwoods DLF 98/29, LP	22.81%	1,124	409	284	295	136
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,721	776	458	436	51
Concourse Center Associates, LLC	50.00%	229	75	79	39	36
Plaza Colonnade, LLC	50.00%	1,269	478	482	274	35
Highwoods KC Glenridge Office, LP	40.00%	330	210	84	112	(76)
Highwoods KC Glenridge Land, LP	40.00%	—	1	—	—	(1)
Highwoods KC Orlando, LLC	40.00%	3,347	1,453	738	734	422
Highwoods DLF Forum, LLC	25.00%	890	330	219	347	(6)

Total 1/ 2/		$15,584	$7,822	$3,704	$3,451	$607

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	31	9/30/08

Unconsolidated Joint Ventures Income

For the Nine Months Ended September 30, 2008

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$1,743	$1,188	$—	$424	$131
Dallas County Partners I, LP	50.00%	8,305	5,068	2,319	1,443	(525)
Dallas County Partners II, LP	50.00%	5,114	2,527	1,226	648	713
Dallas County Partners III, LP	50.00%	194	173	—	5	16
Fountain Three	50.00%	6,146	2,931	1,593	1,324	298
RRHWoods, LLC	50.00%	13,217	7,519	2,883	3,198	(383)
Kessinger/Hunter, LLC	26.50%	12,252	10,898	—	450	904
4600 Madison Associates, LP	12.50%	3,778	1,728	692	1,202	156
Highwoods DLF 98/29, LP	22.80%	14,509	5,063	3,728	3,886	1,832
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	12,245	4,649	3,215	2,821	1,560
Concourse Center Associates, LLC	50.00%	1,441	419	480	232	310
Plaza Colonnade, LLC	50.00%	7,426	2,728	2,891	1,641	166
Highwoods KC Glenridge Office, LP	40.00%	2,538	1,289	627	594	28
Highwoods KC Glenridge Land, LP	40.00%	—	7	—	—	(7)
Highwoods KC Orlando, LLC	40.00%	24,862	10,317	5,563	5,563	3,419
Highwoods DLF Forum, LLC	25.00%	6,890	2,451	1,733	2,787	(81)

Total		$120,660	$58,955	$26,950	$26,218	$8,537

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$854	$582	$—	$208	$64
Dallas County Partners I, LP	50.00%	4,153	2,534	1,160	722	(263)
Dallas County Partners II, LP	50.00%	2,557	1,264	613	324	356
Dallas County Partners III, LP	50.00%	97	87	—	3	7
Fountain Three	50.00%	3,073	1,466	797	662	148
RRHWoods, LLC	50.00%	6,609	3,760	1,442	1,599	(192)
Kessinger/Hunter, LLC	26.50%	3,247	2,888	—	119	240
4600 Madison Associates, LP	12.50%	472	216	87	150	19
Highwoods DLF 98/29, LP	22.81%	3,310	1,155	850	886	419
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	5,257	1,996	1,380	1,211	670
Concourse Center Associates, LLC	50.00%	721	210	240	116	155
Plaza Colonnade, LLC	50.00%	3,713	1,364	1,446	821	82
Highwoods KC Glenridge Office, LP	40.00%	1,015	516	251	238	10
Highwoods KC Glenridge Land, LP	40.00%	—	3	—	—	(3)
Highwoods KC Orlando, LLC	40.00%	9,945	4,127	2,225	2,225	1,368
Highwoods DLF Forum, LLC	25.00%	1,723	613	433	697	(20)

Total 1/ 2/		$46,746	$22,781	$10,924	$9,981	$3,060

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	32	9/30/08

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 9/30/08
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$41,452
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,429
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,556
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,144
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,020

			6.31%		48,601

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	15,262

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,545
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,162
Fountain Three	50.0%	Thrivent	6.01%	Oct-10	3,659
Fountain Three	50.0%	Thrivent	6.01%	Apr-09	3,659
Fountain Three	50.0%	Lehman Brothers	8.02%	Jul-09	3,453

			6.47%		32,478

RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	26,178
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.53%	Nov-15	23,000
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	8,396
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	2.50%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	1.80%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,578
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	3,954
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,429

			4.72%		81,035

Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	48,190
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	11,620
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,290
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	1,775

			5.76%		65,875

Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	140,087
Highwoods DLF Forum, LLC	25.0%	Jackson National Life Insurance Co.	5.13%	Nov-13	67,500
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	55,096
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	47,347
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	Jun-14	16,424
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	12,865
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,738

			5.90%		375,707

			5.90%		$618,958

Highwoods’ share of the above					$247,842

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	33	9/30/08

Joint Ventures Portfolio Summary

As of September 30, 2008

Summary by Location:

	Rentable Square Feet	Occupancy	Percentage of Annualized Cash Revenue Highwoods’ Share Only 1/
Market			Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,505,000	88.5%	27.0%	4.1%	0.9%	3.1%	35.1%
Orlando	1,854,000	89.8%	27.8%	—	—	—	27.8%
Atlanta	835,000	94.7%	12.3%	—	—	—	12.3%
Kansas City	714,000	83.0%	8.2%	—	—	—	8.2%
Raleigh	814,000	88.5%	6.2%	—	—	—	6.2%
Richmond	413,000	100.0%	4.9%	—	—	—	4.9%
Piedmont Triad	364,000	72.1%	2.4%	—	—	—	2.4%
Tampa	205,000	98.8%	1.9%	—	—	—	1.9%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 3/	7,962,000	88.2%	91.9%	4.1%	0.9%	3.1%	100.0%

1/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 96.9%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	34	9/30/08

Joint Ventures Lease Expirations

September 30, 2008

Dollars in thousands

Year	Rentable Square Feet Expiring 1/	Percent of Rentable Square Feet 1/	Annualized Cash Revenue 2/	Average Rental Rate	Percent of Annualized Cash Revenue 2/
Total
2008	145,826	2.1%	$3,339	$22.90	2.3%
2009	821,382	11.7%	17,272	21.03	12.1%
2010	770,421	11.0%	14,828	19.25	10.4%
2011	1,092,292	15.6%	22,046	20.18	15.4%
2012	592,906	8.4%	12,514	21.11	8.7%
2013	1,315,268	18.7%	26,268	19.97	18.4%
2014	648,611	9.2%	14,747	22.74	10.3%
2015	714,465	10.2%	13,280	18.59	9.3%
2016	51,121	0.7%	1,342	26.25	0.9%
2017	523,678	7.5%	11,625	22.20	8.1%
2018 and thereafter	342,651	4.9%	5,843	17.05	4.1%

	7,018,621	100.0%	$143,104	$20.39	100.0%

1/	Includes square feet expiring in properties in joint ventures that are consolidated.
2/	Annualized Cash Revenue is September, 2008 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	35	9/30/08

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions

Name	Market	Type	Date Acquired	Square Footage	Total Cost 2/
First quarter 2008:
None

Second quarter 2008:
Forum	Raleigh	O	04/03/08	635,000	$28,000

Third quarter 2008:
None

Dispositions

Name	Market	Type	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2008:
None

Second quarter 2008:
None

Third quarter 2008:
None

1/	The letter “O” represents Office.
2/	Reflects Highwoods pro-rata share only.

Highwoods Properties, Inc.	36	9/30/08